Short-term Borrowings	12 Months Ended
Dec. 31, 2012
Debt Disclosure [Abstract]
Short-term Borrowings
Short-term Borrowings

Short-term borrowings consist of one borrowing facility. The Bank has a line of credit commitment from the FHLB for borrowings up to $545.8 million and certain qualifying assets of the Bank collateralize the line. There was $113.2 million outstanding at December 31, 2012 and $65.0 million outstanding at December 31, 2011 on this line of credit. At December 31, 2012, $191.0 million of loans collateralized the outstanding balance. In addition, the Bank has available a $15.0 million federal funds line of credit with one correspondent bank and a $20.0 million federal funds line of credit with another correspondent bank as of December 31, 2012 and 2011 of which $0 was outstanding on both lines.